UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2018

Alta Mesa Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38040	81-4433840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

15021 Katy Freeway, Suite 400

Houston, Texas 77094

(Address of principal executive offices, including zip code)

281-530-0991

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On May 14, 2018, Alta Mesa Resources, Inc. issued a press release announcing operational results for the quarter ended March 31, 2018. In connection with the release, the company posted a slide deck on its website at www.altamesa.net. The press release and slide deck are furnished as Exhibits 99.1 and 99.2 to this report and are incorporated herein by reference.

The information in this Current Report on Form 8-K, including the Exhibits furnished herewith, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, unless specifically identified as such.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release issued by Alta Mesa Resources, dated May 14, 2018

99.2	First Quarter 2018 Operational Update, dated May 14, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTA MESA RESOURCES, INC.

Date: May 14, 2018

	By:	/s/ Michael A. McCabe
	Name:	Michael A. McCabe
	Title:	Chief Financial Officer